This instrument prepared by             |
and when recorded return to:            |
Monica Cunill-Fals, Esquire             |
Bilzin Sumberg Dunn Baena               |
 Price & Axelrod LLP                    |
2300 First Union Financial Center       |
Miami, Florida 33131-2336               |
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                                           (Space above for Recorder's use only)


                               NOTE AND MORTGAGE
                              ASSUMPTION AGREEMENT
                      (CSFB 1997-C2; Loan No. 36-0000060)

         THIS NOTE AND MORTGAGE ASSUMPTION AGREEMENT ("Agreement") dated as of October __, 2001, among WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, FORMERLY KNOWN AS NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, AS TRUSTEE FOR CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP., COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1997-C2 ("Lender"), having an address at 11000 Broken Land Parkway, Columbia, Maryland 21044-3564, Re: CSFB 1997-C2; Loan No. 36-0000060; WASHINGTON CENTRE SHOPS, L.P., a Delaware limited partnership ("Original Borrower"), having an address c/o Bryant Asset Management, 2900 Westchester Avenue, Purchase, New York 10577; and WASHINGTON CENTER L.L.C. 1, a Delaware limited liability company ("New Borrower"), having an address c/o Cedar Bay Realty Advisors, Inc., 44 South Bayles Avenue, Port Washington, New York 11050. New Borrower's taxpayer identification number is 11-3620386. Original Borrower and New Borrower are hereinafter sometimes collectively referred to as "Borrower Parties".

                             PRELIMINARY STATEMENT

         A. Original Borrower is the current owner of fee title to that certain real property ("Land") and the buildings and improvements thereon ("Improvements"), commonly known as the Washington Center Shops located in the City of Sewell, County of Gloucester, State of New Jersey, more particularly described in Exhibit A attached hereto and made a part hereof (the Land and the Improvements are hereinafter sometimes collectively referred to as the "Project").

         B. Lender is the current owner and holder of a loan ("Loan") in the original principal amount of $6,200,000.00 evidenced by that certain Promissory Note dated November 7, 1997 (the Promissory Note, as same may be renewed, consolidated, replaced, extended, substituted, amended or otherwise modified, shall hereinafter be referred to as the "Note") made by Original Borrower in favor of Credit Suisse First Boston Mortgage Capital LLC ("Original Lender") in the original principal amount of $6,200,000.00 and secured by, among other things: (i) that certain Mortgage, Assignment of Leases and Rents and Security Agreement dated as of November 7, 1997 ("Mortgage") made by Original Borrower in favor of Original Lender, and encumbering the Project, recorded in Mortgage Book 3519, at Page 297 in the Gloucester County Clerk's Office, New Jersey ("Records"); (ii) that certain Assignment of Leases and Rents dated as of November 7, 1997 ("Assignment of Rents") made by Original Borrower in favor of Original Lender, recorded in Deed Book 2823, Page 240 in the Records; (iii) that certain Environmental and Hazardous Substance Indemnification Agreement dated as of November 7, 1997 ("Environmental Indemnity") made by Original Borrower in favor of Original Lender; (iv) those certain UCC-1 Financing Statements ("Financing Statements") reflecting Original Borrower, as debtor, and Original Lender, as secured party, recorded under No. 44034 of the Records and filed under File No. 1804981 with the Office of the Secretary of State of New Jersey ("Secretary"); (v) that certain Assignment and Subordination of Management Agreement dated as of November 7, 1997 ("Assignment of Management Agreement") made by Original Borrower and Bryant Development Corporation, Inc. in favor of Original Lender
(vi) that certain Cash Management Agreement dated as of November 7, 1997 (the "Cash Management Agreement") made by Original Borrower in favor of Original Lender; and (vii) that certain Operations and Maintenance Agreement dated as of November 7, 1997 (the "Operations and Maintenance Agreement") made by Original Borrower in favor of Original Lender.

         C. The Note, Mortgage, Assignment of Rents, Environmental Indemnity, Financing Statements, Assignment of Management Agreement, Cash Management Agreement, Operations and Maintenance Agreement and any and all other agreements, documents and other instruments evidencing, securing or in any manner related to the documents referenced therein shall hereinafter be collectively referred to as the "Loan Documents."

         D. New Borrower desires to purchase the Project from Original Borrower and to assume the obligations of Original Borrower under the Loan Documents.

         E. A sale of the Project to and the assumption of the Loan by a third party without the consent of the holder of the Mortgage is prohibited by the terms thereof.

         F. The Lender has agreed to consent to the following requested actions ("Requested Actions"): Original Borrower selling the Project to New Borrower and New Borrower assuming all of Original Borrower's obligations under the Loan Documents, on the terms and conditions hereinafter set forth.

         In consideration of $10.00 paid by each of the parties to the other, the mutual covenants set forth below, and other good and valuable consideration, receipt and sufficiency of which are acknowledged, the parties agree as follows:

                                   ARTICLE 1

                ACKNOWLEDGMENTS, WARRANTIES AND REPRESENTATIONS

         1.1 Original Borrower Representations. As a material inducement to Lender to enter into this Agreement and to consent to the Requested Actions, Original Borrower acknowledges, warrants, represents and agrees to and with Lender as follows:

                (a) Authority of Original Borrower.

         (i) Original Borrower. Original Borrower is a duly organized, validly existing limited partnership in good standing under the laws of the State of Delaware and is duly authorized to transact business in the State of New Jersey. Washington Centre Land, Inc., a Delaware corporation ("Original Borrower General Partner"), is the sole general partner of Original Borrower. Original Borrower General Partner, acting alone without the joinder of any other partner of Original Borrower or any other party, has the power and authority to execute this Agreement on behalf of and to duly bind Original Borrower under this Agreement. The execution and delivery of, and performance under, this Agreement by Original Borrower has been duly and properly authorized pursuant to all requisite partnership action and will not (i) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to Original Borrower or the certificate of limited partnership or the limited partnership agreement of Original Borrower or (ii) result in a breach of or constitute or cause a default under any indenture, agreement, lease or instrument to which Original Borrower is a party or by which the Project may be bound or affected.

                (ii) Original Borrower General Partner. Original Borrower General Partner is a duly organized, validly existing corporation in good standing under the laws of the State of Delaware and is duly authorized to transact business in the State of New Jersey. Andrew B. Hascoe is the President of Original Borrower General Partner. Andrew B. Hascoe, on behalf of Original Borrower General Partner, acting alone without the joinder of any other officer or director of Original Borrower General Partner or any other party, has the power and authority to execute this Agreement on behalf of and to duly bind Original Borrower General Partner and Original Borrower under this Agreement and the Loan Documents. The execution and delivery of, and performance under, this Agreement by Original Borrower General Partner on behalf of Original Borrower has been duly and properly authorized pursuant to all requisite partnership action and will not (i) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to Original Borrower General Partner or the articles of incorporation or the by-laws of Original Borrower General Partner or (ii) result in a breach of or constitute or cause a default under any indenture, agreement, lease or instrument to which Original Borrower General Partner is a party or by which the Project may be bound or affected.

                (b) Compliance with Laws. Original Borrower has not received any written notice from any governmental entity claiming that Original Borrower or the Project is not presently in compliance with any laws, ordinances, rules and regulations bearing upon the use and operation of the Project.

                (c) Rent Roll. The Rent Roll ("Rent Roll") attached hereto and made a part hereof as Exhibit B is a true, complete and accurate summary of all tenant leases ("Leases") affecting the Project as of the date of this Agreement.

                (d) Leases. The Leases are the only leases affecting the Project and are currently in full force and effect, and unless otherwise indicated in the Rent Roll, are unmodified. Original Borrower has not been notified of any landlord default under any of the Leases that is continuing or remains uncured; there are no leasing broker's or finder's commissions of any kind due or to become due with respect to the Leases or the Project; the rents and security deposits under the Leases shown on the Rent Roll are true and correct; Original Borrower has not received any prepaid rents or given any concessions for free or reduced rent under the Leases and will not accept any prepaid rents for more than one month in advance.

                (e) Title to Project and Legal Proceedings. Original Borrower is the current owner of fee title in the Project. Except as specifically disclosed to Lender in writing, there are no pending or threatened suits, judgments, arbitration proceedings, administrative claims, executions or other legal of equitable actions or proceedings against Original Borrower or the Project, or any pending or threatened condemnation proceedings or annexation proceedings affecting the Project, or any agreements to convey any portion of the Project, or any rights thereto to any person or entity not disclosed in this Agreement, including, without limitation, any government or governmental agency.

                (f) Additional Loans. Neither Original Borrower nor any partner, principal or affiliated entity of Original Borrower currently has any outstanding loans with Lender other than the Loan or makes payments with respect to a loan to First Union National Bank, as servicer.

         1.2 Acknowledgments, Warranties and Representations of New Borrower. As a material inducement to Lender to enter into this Agreement and to consent to the Requested Actions, New Borrower acknowledges, warrants, represents and agrees to and with Lender as follows:

                (a) Authority of New Borrower.

                (i) New Borrower. New Borrower is a duly organized, validly existing limited liability company in good standing under the laws of the State of Delaware and is duly authorized to conduct business in the State of New Jersey. Washington Center L.L.C. 2, a Delaware limited liability company ("New Borrower Sole Member"), is the sole member of New Borrower. New Borrower Sole Member, acting alone without the joinder of any other party, has the power and authority to execute this Agreement on behalf of and to duly bind New Borrower under this Agreement and the Loan Documents. The execution and delivery of, and performance under, this Agreement by New Borrower has been duly and properly authorized pursuant to all requisite company action and will not (i) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to New Borrower or the articles of organization or the operating agreement of New Borrower or (ii) result in a breach of or constitute or cause a default under any indenture, agreement, lease or instrument to which New Borrower is a party or by which the Project may be bound or affected.

                (ii) New Borrower Sole Member. New Borrower Sole Member is a duly organized, validly existing limited liability company in good standing under the laws of the State of Delaware. Cedar Center Holding L.L.C. 3, a Delaware limited liability company ("Cedar LLC"), is the sole member of New Borrower Sole Member. Cedar LLC, acting alone without the joinder of any other party, has the power and authority to execute this Agreement on behalf of and to duly bind New Borrower Sole Member and New Borrower under this Agreement and the Loan Documents. The execution and delivery of, and performance under, this Agreement by New Borrower Sole Member on behalf of New Borrower has been duly and properly authorized pursuant to all requisite company action and will not (i) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to New Borrower Sole Member or the articles of organization or the operating agreement of New Borrower Sole Member or (ii) result in a breach of or constitute or cause a default under any indenture, agreement, lease or instrument to which New Borrower Sole Member is a party or by which the Project may be bound or affected.

                (iii) Cedar LLC. Cedar LLC is a duly organized, validly existing limited liability company in good standing under the laws of the State of Delaware. Cedar Income Fund Partnership, L.P., a Delaware limited partnership ("Cedar Fund L.P."), is the sole member of Cedar LLC. Cedar Fund L.P., acting alone without the joinder of any other partner or party, has the power and authority to execute this Agreement on behalf of and to duly bind Cedar LLC, New Borrower Sole Member and New Borrower under this Agreement and the Loan Documents. The execution and delivery of, and performance under, this Agreement by Cedar LLC has been duly and properly authorized pursuant to all requisite company action and will not (i) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to Cedar LLC or the articles of organization or the operating agreement of Cedar LLC or (ii) result in a breach of or constitute or cause a default under any indenture, agreement, lease or instrument to which Cedar LLC is a party or by which the Project may be bound or affected.

                (iv) Cedar Fund L.P. Cedar Fund L.P. is a duly organized, validly existing limited partnership in good standing under the laws of the State of Delaware. Cedar Income Fund, Ltd., a Maryland corporation ("Cedar Fund Ltd."), is the managing general partner of Cedar Fund L.P. Cedar Fund Ltd., acting alone without the joinder of any other partner or party, has the power and authority to execute this Agreement on behalf of and to duly bind Cedar Fund L.P., Cedar LLC, New Borrower Sole Member and New Borrower under this Agreement and the Loan Documents. The execution and delivery of, and performance under, this Agreement by Cedar Fund L.P. has been duly and properly authorized pursuant to all requisite company action and will not (i) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to Cedar Fund L.P. or the limited partnership agreement or the certificate of limited partnership of Cedar Fund L.P. or (ii) result in a breach of or constitute or cause a default under any indenture, agreement, lease or instrument to which Cedar Fund L.P. is a party or by which the Project may be bound or affected.

                (v) Cedar Fund Ltd. Cedar Fund Ltd. is a duly organized, validly existing corporation in good standing under the laws of the State of Maryland. Leo S. Ullman, the President of Cedar Fund Ltd., acting alone without the joinder of any other officer or party, has the power and authority to execute this Agreement on behalf of and to duly bind Cedar Fund Ltd., Cedar Fund L.P., Cedar LLC, New Borrower Sole Member and New Borrower under this Agreement and the Loan Documents. The execution and delivery of, and performance under, this Agreement by Cedar Fund Ltd. has been duly and properly authorized pursuant to all requisite company action and will not (i) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to Cedar Fund Ltd. or the articles of incorporation or by-laws of Cedar Fund Ltd. or

(ii) result in a breach of or constitute or cause a default under any indenture, agreement, lease or instrument to which Cedar Fund Ltd. is a party or by which the Project may be bound or affected.

                (b) Financial Statements. The financial statements and other information ("Financial Statements") of Cedar Fund L.P. which have been previously delivered to Lender are true, complete and accurate in every material respect and accurately represent the financial condition of Cedar Fund L.P. as of the date thereof. There has not been any material adverse change to the financial condition of Cedar Fund L.P. between the date of the Financial Statements and the date of this Agreement. New Borrower acknowledges that the Financial Statements have been provided to Lender to induce Lender to enter into this Agreement and are being relied upon by Lender for such purposes.

                (c) Bankruptcy Proceedings. Neither New Borrower nor any of New Borrower's partners, members, officers, shareholders or directors or other entities which may be owned or controlled directly or indirectly by New Borrower or its partners, members, officers, shareholders or directors ("Related Entities") has been a party to any Debtor Proceeding (as hereinafter defined) within seven (7) years prior to the date of this Agreement.

                (d) Defaults on Other Indebtedness. Neither of New Borrower nor any Related Entities has materially defaulted under its or their obligations with respect to any other indebtedness, and, with respect to immaterial defaults by New Borrower or any Related Entities under its or their obligations with respect to any other indebtedness, such immaterial defaults have been cured prior to the date of this Agreement.

                (e) Title to Project and Legal Proceedings. There are no pending or, to the best of New Borrower's knowledge, threatened suits, judgments, arbitration proceedings, administrative claims, executions or other legal or equitable actions or proceedings against New Borrower, New Borrower Sole Member, Cedar LLC, Cedar Fund L.P. and Cedar Fund Ltd.

                (f) New Borrower's Organizational Documents. New Borrower is in compliance with, and its organizational documents do not conflict with, any of the requirements of Paragraph 12 of the Mortgage. New Borrower is not in violation and will not violate of any of the terms, covenants, conditions or other provisions of its organizational documents or the single purpose entity requirements set forth in the Loan Documents.

                (g) Assets of New Borrower. The only assets of New Borrower are the Project and cash or cash equivalents.

                (h) Management of Project. New Borrower is entering into that certain Property Management Agreement with Brentway Management LLC, a New York limited liability company ("Project Manager"), for the management of the Project (the "New Management Agreement"). The term "Management Agreement" in the Loan Documents shall hereafter refer to the New Management Agreement. New Borrower covenants and agrees to comply with all terms and conditions of the Loan Documents concerning the management of the Project, including without limitation the obligation to obtain Lender's consent to the management of the Project by any entity other than Project Manager.

                (i) Loans to Related Entities. There are no loans payable by New Borrower to any partners, members, officers, directors or shareholders of New Borrower or Related Entities.

                (j) New Borrower Parties' Interests. Neither of New Borrower nor any of its partners, members, officers, directors or shareholders is obtaining a loan to finance its interest in New Borrower or the Project or pledging its interest in New Borrower to any party, and none of New Borrower's partners, members, officers, directors or shareholders have any right to take over control from any of such other partners, members, officers, directors or shareholders.

                (k) Additional Loans. Neither New Borrower nor any member, partner, principal or affiliated entity of New Borrower currently has any outstanding loans with Lender or makes payments with respect to a loan to First Union National Bank, as servicer.

         1.3 Acknowledgments, Warranties and Representations of Borrower Parties. As a material inducement to Lender to enter into this Agreement and to consent to the Requested Actions, Borrower Parties acknowledge, warrant, represent and agree to and with Lender as follows:

                (a) Indebtedness. As of Septemberl7, 2001, the outstanding principal balance of the Loan was $5,986,155.14, and the following escrow and reserve balances (collectively, "Escrow Balances") are being held by Lender:
(i) a tax escrow balance of $24,234.45; and (ii) a replacement reserve escrow balance of $190,884.66 (the "Replacement Escrow").

Further, Borrower Parties acknowledge and agree that Lender will continue to hold the Escrow Balances for the benefit of New Borrower in accordance with the terms of the Loan Documents. In the event of an error or omission of the foregoing information, Lender does not in any way prejudice its right and entitlement to all monies lawfully due Lender.

                (b) Loan Documents. The Loan Documents constitute valid and legally binding obligations of Original Borrower and, from and after the date hereof, are valid and legally binding obligations of New Borrower, enforceable against Original Borrower, New Borrower and the Project in accordance with their terms. Borrower Parties have no defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever against Lender or any of Lender's officers, directors, servicers or predecessors in interest with respect to (i) the Loan, (ii) the Loan Documents, (iii) the "Indebtedness"
(as such term is defined in the Mortgage), (iv) any other documents or instruments now or previously evidencing, securing or in any way relating to the Loan, (v) the administration or funding of the Loan or (vi) the development, operation or financing of the Project. To the extent any of Borrower Parties would be deemed to have. any such defenses, setoffs, claims, counterclaims or causes of action, Borrower Parties knowingly waive and relinquish them. New Borrower acknowledges that it has received copies of all of the Loan Documents.

                (c) Bankruptcy. None of Borrower Parties has any intent to (i) file any voluntary petition under any Chapter of the Bankruptcy Code, Title 11, U.S.C.A. ("Bankruptcy Code"), or in any manner to seek any proceeding for relief, protection, reorganization, liquidation, dissolution or similar relief for debtors ("Debtor Proceeding") under any local, state, federal or other insolvency law or laws providing relief for debtors or (ii) directly or indirectly to cause any involuntary petition under any Chapter of the Bankruptcy Code to be filed against any of Borrower Parties or (iii) directly or indirectly to cause the Project or any portion or any interest of any of Borrower Parties in the Project to become the property of any bankrupt estate or the subject of any Debtor Proceeding.

                  (d) No Default. To Original Borrower's knowledge, New Borrower's actual knowledge and Lender's knowledge, no event, fact or circumstance has occurred or failed to occur which constitutes, or with the lapse or passage of time, giving of notice or both, could constitute a default as such term is defined in the Mortgage.

                  (e) Compliance with Laws. To Original Borrower's knowledge, all permits, licenses or other evidences of authority to use and operate the Project as it is presently being operated and as contemplated by the Loan Documents are current, valid and in full force and effect.

                (f) Further Assurances. Borrower Parties shall execute and deliver to Lender such agreements, instruments, documents, financing statements and other writings as may be requested from time to time by Lender to perfect and to maintain the perfection of Lender's security interest in and to the Project, and to consummate the transactions contemplated by or in the Loan Documents and this Agreement.

          1.4 Reaffirmations. Original Borrower reaffirms, and, to the best of New Borrower's knowledge, New Borrower affirms and confirms the truth and accuracy of all representations and warranties set forth in the Loan Documents as if made on the date hereof. Original Borrower acknowledges and agrees that nothing contained in this Agreement, nor the Requested Actions, shall release or relieve Original Borrower from its obligations, agreements, duties, liabilities, covenants and undertakings under the Loan Documents arising prior to the date hereof, provided, however, by its execution hereof, Lender hereby releases Original Borrower for any acts or events occurring or obligations arising under the Loan Documents (with the exception of the Environmental Indemnity, the provisions for the release of Original Borrower being set forth in the Reaffirmation of Environmental and Hazardous Substance Indemnification Agreement and Consent of Indemnitor being executed in connection herewith, and the Environmental Remediation Agreement being executed in connection herewith) after the date of the closing of the purchase and sale of the Property and the assumption of the loan by New Borrower.

                                   ARTICLE 2

                         COVENANTS OF BORROWER PARTIES

         Borrower Parties covenant and agree with Lender that:

         2.1 Assumption of Loan. New Borrower hereby assumes the indebtedness due under the Note and all of Original Borrower's other obligations, as grantor, mortgagor, borrower, trustor, indemnitor, guarantor, or maker, as the case may be, under the Loan Documents to the same extent as if New Borrower had signed such instruments. New Borrower agrees to comply with and be bound by all the terms, covenants and agreements, conditions and provisions set forth in the Loan Documents.

        2.2 Assumption Fee. Simultaneously with or prior to the execution hereof, any or both of Borrower Parties shall pay to or has paid Lender: (i) a transfer fee equal to $59,861.55, which is 1% of the outstanding principal balance of the Loan; and (ii) an administration and recording fee equal to $125.00, each of which Borrower Parties agree are fees for new consideration and are not interest charged in connection with the Loan.

         2.3 Release and Covenant Not To Sue. Borrower Parties, jointly and severally, on behalf of themselves and all of their respective heirs, successors and assigns, remise, release, acquit, satisfy and forever discharge Lender or any of Lender's predecessors in interest and any subsidiary or affiliate of Lender or any of Lender's predecessors in interest, and all of the past, present and future officers, directors, contractors, employees, agents, servicers (including, but not limited to, Lennar Partners, Inc.), attorneys, representatives, participants, successors and assigns of Lender and Lender's predecessors in interest (collectively, "Lender Parties") from any and all manner of debts, accountings, bonds, warranties, representations, covenants, promises, contracts, controversies, agreements, liabilities, obligations, expenses, damages, judgments, executions, actions, inactions, claims, demands and causes of action of any nature whatsoever, at law or in equity, known or unknown, either now accrued or subsequently maturing, which any of Borrower Parties now has or hereafter can, shall or may have by reason of any matter, cause or thing, from the beginning of the world to and including the date of this Agreement, including, without limitation, matters arising out of or relating to (a) the Loan, including, but not limited to, its administration or funding, (b) the Loan Documents, (c) the Debt (as defined in the Mortgage) and as otherwise described in the Loan Documents, (d) the Indebtedness described in
Section 1.3 hereof, (e) any other agreement or transaction between any of Borrower Parties and any of Lender Parties, and (f) the Project or its development, financing and operation. Borrower Parties, jointly and severally, for themselves and all of their respective heirs, successors and assigns, covenant and agree never to institute or cause to be instituted or continue prosecution of any suit or other form of action or proceeding of any kind or nature whatsoever against any of Lender Parties by reason of or in connection with any of the foregoing matters, claims or causes of action.

                2.4 Same Indebtedness; Priority of Liens Not Affected. This Agreement and the execution of other documents contemplated hereby do not constitute the creation of a new debt or the extinguishment of the debt evidenced by the Loan Documents, nor will they in any way affect or impair the liens and security interests created by the Loan Documents, which New Borrower acknowledges to be valid and existing liens and security interests in the Project. New Borrower agrees that the lien and security interests created by the Mortgage continue to be in full force and effect, unaffected and unimpaired by this Agreement or by the transfer of the Project or any collateral described in financing statements filed in connection with the Loan Documents and that said liens and security interests shall so continue in their perfection and priority until the debt secured by the Loan Documents is fully discharged.

                2.5 Payment of Transaction Costs and Expenses. Any or both of Borrower Parties shall pay at the time of execution of this Agreement by
Lender: (i) the legal fees and disbursements of Lender's counsel, Bilzin Sumberg Dunn Baena Price & Axelrod LLP, in connection with the preparation of this Agreement and the transactions contemplated in this Agreement; (ii) all recording costs and documentary stamps, or other taxes if any, due upon the recording of this Agreement; and (iii) the costs of updating Lender's policy of title insurance insuring the Mortgage to a current date and endorsing such policy to include this Agreement in the description of the Mortgage with no additional exceptions, or, at Lender's option, the cost of obtaining a new Lender's policy of title acceptable to Lender insuring the Mortgage as affected by this Agreement.

                                   ARTICLE 3

                             ADDITIONAL PROVISIONS

         3.1 Consent of Lender. Subject to the terms of this Agreement, Lender hereby consents to the Requested Actions. Borrower Parties agree that this Agreement shall not be deemed an agreement by Lender to consent to any other transfer or conveyance of the Project or assumption of the Loan, or a consent to any secondary financing or secondary encumbrance on the Project or New Borrower or any interests in New Borrower.

         3.2 Additional Documents. Contemporaneously with the execution and delivery of this Agreement and as a material inducement to Lender to enter into this Agreement: (a) Original Borrower and New Borrower shall have executed and delivered to Lender UCC Statements of Change amending the Financing Statements for recording with the Records and with the Secretary to add New Borrower as an additional debtor; (b) New Borrower shall have executed and delivered to Lender UCC-1 Financing Statement for filing with the Secretary of State of Delaware;
(c) Original Borrower shall have executed and delivered to Lender a Reaffirmation of Hazardous Materials Indemnity Agreement and Consent of Indemnitor; (d) New Borrower, Cedar Fund L.P. and Cedar Fund Ltd. shall have executed and delivered to Lender an Environmental and Hazardous Substance Indemnification Agreement; (e) Original Borrower and New Borrower shall have executed and delivered to Lender an Environmental Remediation Agreement; and
(f) New Borrower and Project Manager shall have executed and delivered an Assignment and Subordination of Management Agreement, all in form acceptable to Lender.

          3.3 References to Loan Documents. All references to the term "Loan Documents" in the Mortgage, the Assignment of Rents and the other Loan Documents shall hereinafter mean and refer to: (i) all of the Loan Documents described therein; (ii) this Agreement; and (iii) any and all other agreements, documents and other instruments evidencing, securing or in any manner related to the documents executed in connection with or otherwise pertaining to this Agreement.

                                   ARTICLE 4

                           MISCELLANEOUS PROVISIONS

         4.1 No Limitation of Remedies. No right, power or remedy conferred upon or reserved to or by Lender in this Agreement is intended to be exclusive of any other right, power or remedy conferred upon or reserved to or by Lender under this Agreement, the Loan Documents or at law, but each and every remedy shall be cumulative and concurrent, and shall be in addition to each and every other right, power and remedy given under this Agreement, the Loan Documents or now or subsequently existing at law.

         4.2 No Waivers. Except as otherwise expressly set forth in this Agreement, nothing contained in this Agreement shall constitute a waiver of any rights or remedies of Lender under the Loan Documents or at law. No delay or failure on the part of any party hereto in the exercise of any right or remedy under this Agreement shall operate as a waiver, and no single or partial exercise of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy. No action or forbearance by any party hereto contrary to the provisions of this Agreement shall be construed to constitute a waiver of any of the express provisions. Any party hereto may in writing expressly waive any of such party's rights under this Agreement without invalidating this Agreement.

         4.3 Successors or Assigns. Whenever any party is named or referred to in this Agreement, the heirs, executors, legal representatives, successors, successors-in-title and assigns of such party shall be included. All covenants and agreements in this Agreement shall bind and inure to the benefit of the heirs, executors, legal representatives, successors, successors-in-title and assigns of the parties, whether so expressed or not.

         4.4 Construction of Agreement. Each party hereto acknowledges that it has participated in the negotiation of this Agreement and no provision shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured, dictated or drafted such provision. Borrower Parties at all times have had access to an attorney in the negotiation of the terms of and in the preparation and execution of this Agreement. Borrower Parties have had the opportunity to review and analyze this Agreement for a sufficient period of time prior to execution and delivery. No representations or warranties have been made by or on behalf of Lender, or relied upon by Borrower Parties, pertaining to the subject matter of this Agreement, other than those set forth in this Agreement. All prior statements, representations and warranties, if any, are totally superseded and merged into this Agreement, which represent the final and sole agreement of the parties with respect to the subject matters. All of the terms of this Agreement were negotiated at arm's length, and this Agreement was prepared and executed without fraud, duress, undue influence or coercion of any kind exerted by any of the parties upon the others. The execution and delivery of this Agreement is the free and voluntary act of Borrower Parties.

                4.5 Invalid Provision to Affect No Others. If, from any circumstances whatsoever, fulfillment of any provision of this Agreement or any related transaction at the time performance of such provision shall be due, shall involve transcending the limit of validity presently prescribed by any applicable usury statute or any other applicable law, with regard to obligations of like character and amount, then ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity. If any clause or provision operates or would prospectively operate to invalidate this Agreement, in whole or in part, then such clause or provision only shall be deemed deleted, as though not contained, and the remainder of this Agreement shall remain operative and in full force and effect.

                4.6 Notices. Except as otherwise specifically provided to the contrary, any and all notices, elections, approvals, consents, demands, requests and responses ("Communications") permitted or required to be given under this Agreement and the Loan Documents shall not be effective unless in writing, signed by or on behalf of the party giving the same, and sent by certified or registered mail, postage prepaid, return receipt requested, or by hand delivery or overnight courier service (such as Federal Express), to the party to be notified at the address of such party set forth below or at such other address within the continental United States as such other party may designate by notice specifically designated as a notice of change of address and given in accordance with this Section. Any Communications shall be effective upon the earlier of their receipt or three days after mailing in the manner indicated in this Section. Receipt of Communications shall occur upon actual delivery but if attempted delivery is refused or rejected, the date of refusal or rejection shall be deemed the date of receipt. Any Communication, if given to Lender, must be addressed as follows, subject to change as provided above:

                             Wells Fargo Bank Minnesota, National
                             Association, formerly known as Norwest Bank
                             Minnesota, National Association, as Trustee for Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates Series 1997-C2 c/o First Union National Bank
                             Capital Markets Group
                             Structured Products Servicing
                             8739 Research Drive, URP4
                             NC 1075
                             Charlotte, North Carolina 28262-1075
                             Attn: Lisa Traylor
                             Re: CSFB 1997-C2; Loan No. 36-0000060

 With a copy to:             Lennar Partners, Inc.
                             760 N.W. 107th Avenue, Suite 400
                             Miami, Florida 33172
                             Attn: Director of Servicing
                             Re: CSFB 1997-C2; Loan No. 36-0000060


 and, if given to Original Borrower, must be addressed as follows, notwithstanding any other address set forth in the Loan Documents to the contrary, subject to change as provided above:

                             Washington Centre Shops, L.P.
                             c/o Bryant Asset Manager
                             2900 Westchester Avenue
                             Purchase, New York 10577
                             Attn: Andrew B. Hascoe
                             Facsimile: (914) 701-4310

 With a copy to:             Pryor Cashman Sherman & Flynn LLP
                             410 Park Avenue
                             New York, New York 10022
                             Attn: Ronald B. Kremnitzer, Esquire
                             Facsimile: (212) 326-0806

and, if given to New Borrower, must be addressed as follows, subject to change as provided above:

                                    Washington Center L.L.C. 1
                                    c/o Cedar Bay Realty Advisors, Inc.
                                    44 South Bayles Avenue
                                    Port Washington, New York 11050
                                    Facsimile: (516) 767-6497

With a copy to:                     Stuart H. Widowski, Esquire
                                    Cedar Bay Realty Advisors, Inc.
                                    44 South Bayles Avenue
                                    Port Washington, New York 11050
                                    Facsimile: (516) 767-6497

                4.7 Governing Law. This Agreement shall be interpreted, construed and enforced in accordance with the laws of the State of New Jersey.

                4.8 Headings; Exhibits. The headings of the articles, sections and subsections of this Agreement are for the convenience of reference only, are not to be considered a part of this Agreement and shall not be used to construe, limit or otherwise affect this Agreement.

                4.9 Modifications. The terms of this Agreement may not be changed, modified, waived, discharged or terminated orally, but only by an instrument or instruments in writing, signed by the Party against whom the enforcement of the change, modification, waiver, discharge or termination is asserted.

                4.10 Time of Essence; Consents. Time is of the essence of this Agreement and the Loan Documents. Any provisions for consents or approvals in this Agreement shall mean that such consents or approvals shall not be effective unless in writing and executed by Lender.

                4.11 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, and all such counterparts together shall constitute one and the same instrument.

                4.12 WAIVER OF TRIAL BY JURY. ORIGINAL BORROWER, NEW BORROWER AND LENDER HEREBY AGREE NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS AGREEMENT OR THE LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY ORIGINAL BORROWER, NEW BORROWER AND LENDER, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. ORIGINAL BORROWER, NEW BORROWER AND LENDER ARE HEREBY AUTHORIZED TO FILE A COPY OF THIS SECTION IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER.

                The parties have executed and delivered this Agreement as of the day and year first above written.

Witnesses:                   LENDER:
                             WELLS FARGO BANK MINNESOTA,
                             NATIONAL ASSOCIATION, FORMERLY
                             KNOWN AS NORWEST BANK MINNESOTA,
                             NATIONAL ASSOCIATION, AS TRUSTEE FOR
 .                            CREDIT SUISSE FIRST BOSTON MORTGAGE
                             SECURITIES CORP., COMMERCIAL MORTGAGE
                             PASS-THROUGH CERTIFICATES SERIES
                             1997-C2


                             By: Lennar Partners, Inc., as attorney-in-fact


                                  By: /s/ Ronald E. Schrager     (SEAL)
/s/ Robert Gellman                   ----------------------------------
-----------------------           Name:  Ronald E. Schrager
Print Name: Robert Gellman        Title: Vice President


/s/ Isaura Scandecca
-------------------------------------
Print Name: Isaura Scandecca




STATE OF FLORIDA                   )
                                   )   SS.:
COUNTY OF MIAMI-DADE               )

                This instrument was acknowledged before me, a notary public this 25th day of September, 2001, by Ronald E. Schrager, as Vice President of Lennar Partners, Inc., a Florida corporation, on behalf of said corporation as attorney-in-fact for WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, FORMERLY KNOWN AS NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, AS TRUSTEE FOR CREDIT SUISSE FIRST BOSTON, MORTGAGE SECURITIES CORP., COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1997-C2 on behalf of the trust. He/She is personally known to me or has produced a driver's license as identification.

                              /s/ Genevieve M. Jouanny
                              -----------------------------------
                              Notary Public
                              My Commission Expires:

                              May 31, 2005
                              -----------------------------------


                              [SEAL] GENEVIEVE M. JOUANNY
                                     Notary Public State of Florida
                                     My Commission Expires May 31, 2005
                                     Commission #DD030396

Witnesses:                              ORIGINAL BORROWER:
                                        -----------------

/s/ Samson R. Bechkoff                  By: WASHINGTON CENTRE SHOPS, L.P.,
-------------------------------          a Delaware limited partnership
Print Name: Samson R. Bechkoff

/s/ Janice Castillo                     By: /s/ Andrew B. Hascoe
-------------------------------          --------------------------------
Print Name: Janice Castillo                  Andrew B. Hascoe, President


STATE OF NEW YORK               )
                                ) ss.:
COUNTY OF NEW YORK              )


         BE IT REMEMBERED, that on this 28th day of September, 2001, before me, the subscriber, personally appeared Andrew B. Hascoe, who, I am satisfied, is the person who signed the within instrument as President of Washington Centre Land, Inc., a Delaware corporation, the general partner of Washington Centre Shops, L.P., the Delaware limited partnership named therein, and this person thereupon acknowledged that the said instrument made by said limited partnership was signed, sealed and delivered by this person as such officer and is the voluntary act and deed of the limited partnership.



                                   /s/ Sheila M. DuPell
                                   ----------------------------------
                                       NOTARY PUBLIC

                                           SHEILA M. DUPELL
                                     Notary Public, State of New York
                                                No. 4998045
                                     Qualified in Westchester County
                                     Commission Expires June 22, 2002

Witnesses:                        NEW BORROWER:
                                  -------------

                                  WASHINGTON CENTER L.L.C. 1, a Delaware
                                  limited Liability company


                                  By: Washington Center L.L.C. 2, a Delaware
                                      limited liability company, its sole
                                      member

                                      By: Cedar Center Holdings L.L.C. 3,
                                           a Delaware limited liability company,
                                           its sole member

                                           By: Cedar Income Fund, Ltd., a
                                               Maryland corporation, its
                                               managing general partner



/s/ John P Fasciano                           By: /s/ Brenda J. Walker
-----------------------------                     -------------------------
Print Name: John P Fasciano                       Brenda J. Walker
                                                  Vice President

/s/ Stuart H. Widowski
------------------------------
Print Name: Stuart H. Widowski



STATE OF NEW YORK                )
                                 ) SS.:
COUNTY OF NEW YORK               )

                BE IT REMEMBERED, that on this 4th day of October, 2001, before me, the subscriber, personally appeared Brenda J. Walker, who, I am satisfied, is the person who signed the within instrument as Vice President of Cedar Income Fund, Ltd., a Maryland corporation, the managing general partner of Cedar Income Fund Partnership, L.P., a Delaware limited partnership, the sole member of Cedar Center Holdings L.L.C. 3, a Delaware limited liability company, the sole member of Washington Center L.L.C. 2, a Delaware limited liability company, the sole member of Washington Center L.L.C. 1, a Delaware limited liability company, the limited liability company named therein, and this person thereupon acknowledged that the said instrument made by said limited liability company was signed, sealed and delivered by this person as such officer and is the voluntary act and deed of the limited liability company.




             MONIQUE SAGE                    /s/ Monique Sage
   Notary Public, State of New York          ----------------------
          No. 01SA4777890                    NOTARY PUBLIC
    Qualified in New York County
Commission Expires on August 31, 2002

                                   EXHIBIT A


                               LEGAL DESCRIPTION

Land Title Agency, Inc.
464 Valley Brook Avenue
Lyndhurst, NJ 07071
(209)804-8844                                              Title No. 0l-LT-0242

                                  DESCRIPTION

ALL that certain tract or parcel of land and premises, situate, lying and being in the Township of Washington, in the County of Gloucester, and State of New Jersey, more particularly described as follows:

PARCEL 1

BEGINNING as a monumented point for corner in the division line of lands N/F Getty Oil Company, Lot 5-B, Block 193, and lands N/F R and J Contarino
Brothers, Lot 5-A, Block 193, said point being the southwesterly right-of-way line of Egg Harbor Road (70 feet wide) (County Route #40), said point being located the following two courses from the centerline intersection of Egg Harbor Road and Greentree Road (70 feet wide) (County Route #113):

                A) Proceeding from said intersection, South 25 degrees 04 minutes 16 seconds East, along the centerline of Egg Harbor Road, a distance of 198.86 feet to a point in Egg Harbor Road; thence

                B) Along the division line of 5-A and 5-B extended, South 56 degrees 24 minutes 00 seconds West, a distance of
                        35.39 feet to a concrete monument in the southwesterly right-of-way line of Egg Harbor Road and the place of beginning, and extending from said point of beginning; thence

        1) Along the southwesterly right-of-way line of Egg Harbor Road, South 25 degrees 04 minutes 16 seconds East, a distance of
                972.77 feet to a point;

        2)      South 64 degrees 55 minutes 00 seconds West, a distance of
                619.67 feet to a point; thence

        3)      North 25 degrees 05 minutes 00 seconds West, a distance of
                400.00 feet to a point; thence

        4)      North 64 degrees 55 minutes 00 seconds East, a distance of
                130.00 feet to a point of curvature; thence

        5) Along said curve turning to the left, along a radius of 30.00 feet, an arc distance of 47.12 feet to a point of tangency; thence

        6) North 25 degrees 05 minutes 00 seconds West, 258.34 feet to a point for angle; thence

                                                                    (Continued)

-------------------------------------------------------------------------------

                             Land Title Agency Inc.
         464 Valley Brook Avenue Suite 2Rs, Lyndhurst, New Jersey 07071
                       (201) 804-8844 Fax: (201) 804-9501

                                                            Title No. O1-LT-0242

 7) North 69 degrees 55 minutes 22 seconds West, 100.00 feet to a point for angle; thence

 8) North 33 degrees 32 minutes 00 seconds West, 295.00 feet to a point for corner in the southerly right-of-way line of Greentree Road, aforementioned; thence

 9)   Along said right-of-way line, North 56 degrees 28 minutes 00 seconds East,
      254.42 feet to a point for comer, thence

10) South 33 degrees 36 minutes 00 seconds East, 186.82 feet to a monumented point for corner in the division line of lands N/F Richard Leslie, Lot 5, Block 193; thence

11) Still along lands of aforesaid Richard Leslie, North 56 degrees 24 minutes 00 seconds East, 180.00 feet to a monumented point for corner in same; thence

12) Along lands N/F Richard Leslie, North 25 degrees 09 minutes 00 seconds West, 25.00 feet to a monumented point for comer in the division line of lands N/F Getty Oil Company, Lot 5-B, Block 193; thence

13) North 56 degrees 24 minutes 00 seconds East, 117.73 feet to a monumented point for corner in the southwesterly right-of-way line of Egg Harbor Road, said point being the point and place of BEGINNING:

FOR INFORMATION ONLY:

Being known as Lot 5.41 in Block 193 on the Official Tax Map of the Township of Washington in the County of Gloucester and State of New Jersey.

Being also known as 415 Egg Harbor Road.

PARCEL 2

BEGINNING at a point in the centerline of Egg Harbor Road (70 feet wide), said point being measured South 25 degrees 04 minutes 16 seconds East, along said centerline, a distance of 198.86 feet from a point forming the intersection of the centerline of Egg Harbor Road with the centerline of Greentree Road (70 feet wide), said beginning point also being in the extended division line between N/F of Getty Oil Co. and lands N/F of American Stores Realty Corp.; and from said point thence:

                                                                    (Continued)



-------------------------------------------------------------------------------

                            Land Title Agency, Inc.
         464 Valley Brook Avenue Suite 2R Lyndhurst, New Jersey 07071
                       (201) 804-8844 Fax (201) 804-9501

                                                            Title No. 01-LT-0242

 1) South 25 degrees 04 minutes 16 seconds East, along the centerline of said Egg Harbor Road, a distance of 1172.50 feet to a point in the extended division line between lands N/F of American Stores Realty Corp. and lands N/F of Joseph Devine; thence

 2) South 50 degrees 00 minutes 14 seconds West, along said division line of lands, a distance of 753.47 feet to a point in the division line between lands N/F of Joseph Devine, lands N/F of Washington Township Board of Education, and lands N/F of American Stores Realty Corp.; thence

 3) North 45 degrees 15 minutes 46 seconds West, along the division line between lands N/F of Washington Township Board of Education, lands N/F of Bunker Hill Presbyterian Church, and lands N/F of American Stores Realty Corp, a distance of 1442.45 feet to a point in the centerline of Greentree Road; thence

 4) North 51 degrees 58 minutes 15 seconds East, along the centerline of Greentree Road, a distance of 368.97 feet to an angle point in same; thence

 5) North 56 degrees 28 minutes 00 seconds East, still along the centerline of Greentree Road, a distance of 509.60 feet to a point in the extended division line between lands N/F of Leslie Richards and lands N/F of American Stores Realty Corp.; thence

 6) South 33 degrees 36 minutes 00 seconds East, along said division line, a distance of 221.82 feet to a point in same; thence

 7) North 56 degrees 24 minutes 00 seconds East, still along said division line, a distance of 180.00 feet to a point in same; thence

 8) North 25 degrees 09 minutes 00 seconds West, still along said division line, a distance of 25.00 feet to a point in the division line between lands N/F of Leslie Richards, lands N/F of Getty Oil Co., and lands N/F of American Stores Realty Corp.; thence

 9) North 56 degrees 24 minutes 00 seconds East, along the division line of lands N/F of Getty Oil Co., and lands N/F of American Stores Realty Corp., a distance of 153.12 feet to a point in the centerline of Egg Harbor Road, being the point and place of BEGINNING.

EXCEPTING and reserving therefrom and thereout, the following described parcel of land:

BEGINNING at a point in the centerline of Egg Harbor Road, County Road #40 (70.00 feet wide), said point being the following courses from the intersecting centerlines of said Egg Harbor Road and Greentree Road, County Route #113 (70.00 feet wide); thence

                                                                     (Continued)

-------------------------------------------------------------------------------

                            Land Title Agency, Inc.
         464 Valley Brook Avenue Suite 2R Lyndhurst, New Jersey 07071
                       (201) 804-8844 Fax (201) 804-9501

                                                            Title No. 01-LT-0242

      A) Along said centerline of Egg Harbor Road, South 25 degrees 04 minutes 16 seconds East, 198.86 feet to a point in same and said point of beginning, thence

 1)   Still along said centerline, South 25 degrees 04 minutes 16 seconds East,
      978.00 feet to a point; thence

 2)   Leaving said centerline, South 64 degrees 55 minutes 00 seconds West,
      654.67 feet to a point for corner; thence

 3) North 25 degrees 05 minutes 00 seconds West, a distance of 400.00 feet to a point; thence

 4) North 64 degrees 55 minutes 00 seconds East, a distance of 130.00 feet to a point of curvature, thence

 5) Along said curve turning to the left, along a radius of 30.00 feet, an arc distance of 47.12 feet to a point of tangency; thence

 6) North 25 degrees 05 minutes 00 seconds West, 258.34 feet to a point for angle; thence

 7) North 69 degrees 55 minutes 22 seconds West, 100.00 feet to a point for angle; thence

 8) North 33 degrees 32 minutes 00 seconds West, 330.00 feet to the centerline of Greentree Road, aforementioned; thence

 9) Along said centerline, North 56 degrees 28 minutes 00 seconds East, 254.38 feet to a point; thence

10) Leaving said centerline, South 33 degrees 36 minutes 00 seconds East and passing over a concrete monument set 0.74 feet North of the southerly right-of-way of Greentree Road, 221.82 feet to a monumented point for corner in the division line of lands N/F Richard Leslie, Lot 5, Block 193; thence

11) Still along lands of aforesaid Richard Leslie, North 56 degrees 24 minutes 00 seconds East, 180.00 feet to a monumented point for corner in same; thence

12) Along lands N/F Richard Leslie, North 25 degrees 09 minutes 00 seconds West, 25.00 feet to a monumented point for corner in the division line of lands N/F Getty Oil Company, Lot 5B, Block 193; thence

                                                                    (Continued)


-------------------------------------------------------------------------------

                            Land Title Agency, Inc.
         464 Valley Brook Avenue Suite 2R Lyndhurst, New Jersey 07071
                       (201) 804-8844 Fax (201) 804-9501

                                                            Title No. O1-LT-0242

13) North 56 degrees 24 minutes 00 seconds East, and passing over a mounmented point set 3.12 feet West of the southwesterly right-of-way line of Egg Harbor Road, 153.12 feet to a point in the centerline of Egg Harbor Road, said point being the point and place of BEGINNING.

FOR INFORMATION ONLY:

Being known as Lot 6 in Block 193 on the Official Tax Map of the Township of Washington in the County of Gloucester and State of New Jersey.

Excluding from the above two parcels premises as set forth in Notice of Lis Pendens in Book 19, page 347; Declaration of Taking in Deed Book 2816, page 25; Notice of Lis Pendens in Book 20, page 65; and Declaration of Taking in Deed Book 2915, page 253.

The above two parcels are described pursuant to a survey drawn by Albert N. Floyd and Son, Land Surveyors, dated October 28, 1996, and last revised June 8, 2001, as follows:

BEGINNING at a point in the new right-of-way of Egg Harbor Road (County Route
630) variable width, in the division line between Lot 5.01 and Lot 5.02 (lands N/F Power Test Realty Co., Ltd. Partnership), Block 193 on the official tax map, said point being the following two courses from a point in the centerline of Greentree Road (County Route 651) 70 feet wide;

          A) South 25 degrees 04 minutes 16 seconds East along the centerline of Egg Harbor Road, a distance of 198.86 feet to a point and corner, thence

          B) South 56 degrees 24 minutes West along the division line between Lot 5.01 and Lot 5.02, Block 193, on the official tax map, a distance of 50.56 feet to the point and place of beginning; thence

 1) South 25 degrees 04 minutes 16 seconds East along said right-of-way line of Egg Harbor Road, a distance of 677.00 feet to a point and corner in same; thence

 2)   North 64 degrees 55 minutes 44 seconds East along same, a distance of
      10.00 feet to a point and corner, thence

 3)   South 25 degrees 04 minutes 16 seconds East along same, a distance of
      293.52 feet to a point and corner; thence

                                                                     (Continued)


-------------------------------------------------------------------------------

                            Land Title Agency, Inc.
         464 Valley Brook Avenue Suite 2R Lyndhurst, New Jersey 07071
                       (201) 804-8844 Fax (201) 804-9501

                                                            Title No. 01-LT-0242

 4) South 64 degrees 55 minutes 00 seconds West, a distance of 4.00 feet to a point and corner; thence

 5) South 25 degrees 04 minutes 16 seconds East along the said right-of-way line of Egg Harbor Road, a distance of 206.22 feet to a point in the division line between Lot 6.01 (lands N/F K.M. Connor) and Lot 6, Block 193; thence

 6) South 50 degrees 00 minutes 14 seconds West along last-mentioned division line, a distance of 707.93 feet to a point in the division line between Lot 6 and Lot 2.07 (leads N/F Washington Township Board of Education), Block 193; thence

 7) North 45 degrees 15 minutes 46 seconds West along the division line between Lot 6 and Lot Nos. 2.07 (lands N/F Washington Township Board of Education), 2.06 (ands N/F M.U.A.), 2.07 (aforementioned), and Lots 2.05 and 4.06 (lands N/F Bunker Hill Presbyterian Church, Block 193, a distance of 1398.10 feet to a point in the new right-of-way line of Greentree Road; thence

 8) North 53 degrees 06 minutes 23 seconds East along the new right-of-way line of Greentree Road, a distance of 483.63 feet to a point; thence

 9) South 33 degree 32 minutes 00 seconds East, a distance of 6.0 feet to a point in the new right-of-way line of Greentree Road; thence

10) North 56 degrees 27 minutes 00 seconds East along said right-of-way line, a distance of 320.06 feet to a point in the division line between Lot 5.01 and Lot 5 (lands N/F Greentree Road Land, Inc.), Block 193; thence

11) South 33 degrees 36 minutes East along last-mentioned division line, a distance of 171.82 feet to a point and corner in same; thence

12) North 56 degrees 24 minutes East continuing along, a distance of 180.00 feet to a point and corner, thence

13)   North 25 degrees 09 minutes West continuing along same, a distance of
      25.00 feet to a point and corner, thence

14) North 56 degrees 24 minutes East along the division line between Lot 5.01 and Lot 5.02 (lands N/F Power Test Realty Co., Ltd. Partnership), Block 193, a distance of 102.56 feet to the point and place of BEGINNING.

FOR INFORMATION ONLY:

Being known as Lots 5.01 and 6 in Block 193 on the Official Tax Map of the Township of Washington in the County of Gloucester and State of New Jersey.


-------------------------------------------------------------------------------

                            Land Title Agency, Inc.
         464 Valley Brook Avenue Suite 2R Lyndhurst, New Jersey 07071
                       (201) 804-8844 Fax (201) 804-9501

                                   EXHIBIT B

                                   RENT ROLL

               (INTENTIONALLY DELETED FOR PURPOSES OF RECORDING)